Exhibit 99.1 Trans Financial Second Quarter Results

TRANS FINANCIAL ANNOUNCES SECOND QUARTER RESULTS

     Bowling Green,  Kentucky (July 16, 1996) -- Trans Financial,  Inc. (NASDAQ:
TRFI) today announced a net loss of $5.2 million, or $0.45 per common share, for the quarter ended June 30, 1996. The loss reflects pre-tax charges totaling $5.8 million related to the company's commitment to refocus on its core financial services business, reduce expenses and exit from less profitable business lines. The company also increased its provision for loan losses by $7.2 million over the first quarter of the year, after taking partial charge-offs totaling $7.0 million on three non-performing loans.
     The impact of the charges and increased provision for loan losses resulted in a year-to-date net loss of $1.4 million, or $0.13 per common share, compared with net income of $7.9 million, or $0.70 per common share, for the same period a year ago. Excluding the aforementioned charges and the increased provision, year-to-date net income for 1996 would have been approximately $0.65 per common share.
     The charges taken during the second quarter provide for the cost of exiting several initiatives entered in recent years which were outside the company's core financial services or which have generated disappointing financial results. These initiatives include human resources consulting and venture capital. Also included in the charges are expenses associated with closing the Louisville, Kentucky office; mortgage loan production offices in Chattanooga, Jackson, and Knoxville, Tennessee; and consolidation of operations in Nashville, Tennessee and Bowling Green, Kentucky. Severance expense was also recognized related to changes designed to reduce costs in the retail delivery system and investment management. The company has sold its corporate jet, with the cost of its disposition included in second quarter expenses.
     Vince Berta, Acting President and Chief Executive Officer, said, "The company's second quarter results reflect the decisions and subsequent actions which the Board of Directors and management felt were necessary to refocus the company on its fundamental strengths and reduce operating costs. We believe our initial efforts should primarily focus on cost containment. Based on our analyses and projections, the cost containment steps already in progress and scheduled to be fully implemented by the beginning of the fourth quarter of 1996 represent an expected annual reduction of operating expense of approximately $0.30 per common share. Reducing expenses is anticipated to have minimal impact on revenues. We continue to identify other cost reduction opportunities and expect more announcements concerning these actions during the next few months."
     The $7.0 million partial charge-off of the three non-accrual commercial loans, of which $4.8 million had been previously provided in the allowance for loan losses, is due to the continued deterioration of the collateral and financial condition of the borrowers. Two of the credits, totaling $5.4 million, were placed on non-accrual during the second quarter of 1995 and the third credit, totaling $5.6 million, was placed on non-accrual during the fourth quarter of 1995.
     Management believes it is necessary to increase the allowance for loan losses to a level reflecting the risk associated with the loan portfolio and the company's continuing loan growth. The net change in the allowance results in an allowance for loan losses to loans ratio of 1.20%, down from 1.22% at March 31, 1996. The coverage ratio of the allowance for loan losses to nonperforming loans has increased at June 30, 1996 to 147% from 101% at March 31, 1996.
     The total risk-based capital ratio was 10.99% at June 30, 1996, compared to 12.00% at March 31, 1996. For the same periods, the leverage ratio decreased to 6.24% from 6.77%. The ratio of shareholder's equity to total assets decreased 61 basis points to 6.63% at June 30, 1996, from 7.24% at March 31, 1996.
     Excluding the aforementioned charges and the increase in the provision for loan losses, the company's earnings would have been approximately $3.6 million, or $0.32 per common share for the second quarter. This represents a 13% decline in net income from the $4.1 million earned during the second quarter of 1995. Return on average assets and return on average equity would have been 0.79% and 10.96%, respectively, for the second quarter of 1996, compared to 1.00% and 13.68%, respectively, for the second quarter of 1995.
     Loan growth continued to be strong during the second quarter. Loans, net of unearned income, were $1,363 million at June 30, 1996, compared to $1,311 million at March 31, 1996, a 16% growth on an annualized basis.
     Net interest income was $18.3 million for the second quarter of 1996, a $1.1 million, or 6%, increase over the second quarter of 1995. This increase was due to loan growth, partially offset by a contracting net interest margin. The net interest margin for the second quarter of 1996 decreased 17 basis points, to 4.39%, from the second quarter of 1995. Comparing the second quarter of 1996 to the first quarter of 1996, the net interest margin was virtually flat, increasing one basis point.
     Total non-interest income for the second quarter of 1996 was $7.3 million, a $380 thousand increase over the second quarter of 1995. The second quarter of 1995, however, included a $1.7 million pre-tax gain from the sale of mortgage servicing rights. Excluding this gain from the second quarter of 1995, non-interest income increased 40% or $2.1 million. This reflects a $1.2 million improvement in mortgage banking income and a $364 thousand increase in trust and investment income. Non-interest income for the second quarter was essentially flat compared to the first quarter of 1996.
     Total non-interest expense for the second quarter of 1996 was $24.8 million, which includes $5.8 million of the previously noted charges. These charges represent $1.8 million of severance expense, $500 thousand of occupancy expense and $325 thousand of furniture and equipment expense associated with closing offices, $340 thousand of professional fees for services associated with discontinuing certain activities, $1.0 million associated with consolidating operational offices, $600 thousand from the sale of the corporate jet, $225 thousand for the write-down of other real estate owned, and approximately $1.0 million in other associated costs and the disposition of related assets.
     Trans Financial, Inc. is a financial services holding company headquartered in Bowling Green, Kentucky, operating primarily in Kentucky and Tennessee. Trans Financial stock is traded on the Nasdaq Stock Market under the symbol TRFI.

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to: economic conditions (both generally and more specifically in the markets in which the company and its banks operate); competition for the company's customers from other providers of financial services; government legislation and regulation (which changes from time to time and over which the company has no control); changes in interest rates; delays in, customer reactions to, and other unforeseen complications with respect to, the implementation of the cost containment measures; and other risks detailed in the company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the company.

Contact :EDWARD R. MATTHEWS
         CFO
         502-793-7717

                                       TRANS FINANCIAL, INC.
                                       QUARTERLY STATISTICS
                                           June 30, 1996
                                        ($ in thousands)




                                                QTD              QTD              QTD             YTD              YTD
                                               6/30/96          3/31/96          6/30/95        6/30/96           6/30/95
AVERAGE BALANCE SHEET:
   SECURITIES .............................   $   294,674     $   293,206     $   307,123    $   293,940     $     310,199
   LOANS, net of unearned income ..........     1,328,652       1,276,598       1,172,831      1,302,625         1,156,785
   EARNING ASSETS .........................     1,674,948       1,609,518       1,513,702      1,642,233         1,496,038
   ASSETS .................................     1,841,008       1,774,106       1,650,991      1,807,557         1,635,893
   DEPOSITS ...............................     1,463,305       1,423,507       1,404,614      1,443,406         1,382,151
   SHAREHOLDERS' EQUITY ...................       132,063         130,807         120,756        131,435           117,213


END OF PERIOD BALANCE SHEET:
   SECURITIES, available for sale .........   $   287,481     $   292,762     $   227,435    $   287,481     $     227,435
   SECURITIES, held to maturity ...........            --             --           83,359             --            83,359

   LOANS,net of unearned income ...........     1,363,137       1,310,999       1,193,338      1,363,137         1,193,338
   MORTGAGE LOANS HELD FOR SALE ...........        42,001          43,564          21,824         42,001            21,824

   EARNING ASSETS .........................     1,692,717       1,647,423       1,537,928      1,692,717         1,537,928
   ALLOWANCE FOR LOAN LOSSES ..............        16,344          16,051          13,429         16,344            13,429

   ASSETS .................................     1,866,696       1,816,065       1,679,461      1,866,696         1,679,461
   DEPOSITS ...............................     1,507,333       1,432,175       1,419,879      1,507,333         1,419,879
   SHAREHOLDERS' EQUITY ...................       123,683         131,494         122,044        123,683           122,044

   GOODWILL ...............................         9,804          10,104          10,164          9,804            10,164


INCOME STATEMENT:
   INTEREST INCOME ........................   $    36,215     $    34,829     $    33,236    $    71,044     $      64,909

   INTEREST EXPENSE .......................        17,940          17,285          16,039         35,225            30,669

                                                  -----------     -------------   ---------     ---------          ---------
   NET INT. INCOME ........................        18,275          17,544          17,197         35,819            34,240

   LOAN LOSS PROVISION ....................         8,421           1,221             780          9,642             1,300

   NON-INT. INCOME ........................         7,304           7,235           6,925         14,539            11,585

   NON-INT. EXPENSE .......................        24,765          18,119          17,185         42,884            32,748

                                                 -----------     -------------    --------       --------          --------
   PRETAX INCOME ..........................        (7,607)          5,439           6,157         (2,168)           11,777

   INCOME TAXES ...........................        (2,424)          1,703           2,038           (721)            3,863

                                                 ===========     =============     ========      =========         =========
   NET INCOME .............................   $    (5,183)    $     3,736     $     4,119    $    (1,447)    $       7,914

                                                 ===========     =============     ========      =========         =========

   PRIMARY EPS ............................         (0.45)           0.33            0.36          (0.13)             0.70

   FULLY-DILUTED EPS ......................         (0.45)           0.33            0.36          (0.13)             0.70

   DIVIDENDS PER SHARE ....................          0.16            0.16            0.15           0.32              0.30

   BOOK VALUE .............................         10.93           11.63           10.85          10.93             10.85

   BOOK VALUE EXCLUDING FAS No. 115 ADJ....         11.12           11.71           11.12          11.12             11.12


CREDIT QUALITY:
   NONACCRUAL AND RESTRUCTURED LOANS.......   $     5,576     $    12,404     $    10,054    $     5,576     $      10,054

   90 DAYS PAST DUE .......................         5,517           3,548           2,609          5,517             2,609

                                                 -----------     -------------  -----------     -------------      -------------
      TOTAL NONPERFORMING LOANS ...........        11,093          15,952          12,663         11,093            12,663

   OREO ...................................         3,342           3,328           4,367          3,342             4,367

   OTHER FORECLOSED PROPERTY ..............           303             847             307            303               307

                                                 ===========     =============   ===========    =============    ===========
      TOTAL NONPERFORMING ASSETS ..........   $    14,738     $    20,127     $    17,337    $    14,738     $      17,337

                                                 ===========     =============   ===========    =============    ===========

   NET CHARGE-OFFS ........................   $     8,128     $       949     $       231    $     9,077     $        400

   NET CHARGE OFF RATIO ...................          2.46%           0.30%           0.08%          1.40%            0.07%
   NPL'S / LOANS ..........................          0.81%           1.22%           1.06%          0.81%            1.06%
   NPA'S / ASSETS .........................          0.79%           1.11%           1.03%          0.79%            1.03%
   ALLOWANCE FOR LOAN LOSSES / LOANS ......          1.20%           1.22%           1.13%          1.20%            1.13%
   ALLOWANCE / NONPERFORMING LOANS ........        147.34%         100.62%         106.05%        147.34%          106.05%

PERFORMANCE RATIOS:
   RETURN ON AVG. ASSETS ..................         -1.13%           0.85%           1.00%         -0.16%            0.98%
   RETURN ON AVG. EQUITY ..................        -15.78%          11.49%          13.68%         -2.21%           13.62%
   YIELD ON EARNING ASSETS ................          8.70%           8.70%           8.81%          8.70%            8.75%
   COST OF INTEREST-BEARING DEPOSITS ......          4.69%           4.68%           4.64%          4.69%            4.47%
   COST OF INTEREST-BEARING LIABILITIES ...          4.87%           4.84%           4.76%          4.86%            4.61%
   NET INTEREST MARGIN (Non-Tax Equivalent)          4.39%           4.38%           4.56%          4.39%            4.62%
   EFFICIENCY RATIO .......................         96.82%          73.12%          71.24%         85.16%           71.46%
   NET NON-INTEREST EXPENSE / AVG. ASSETS .          3.81%           2.47%           2.49%          3.15%            2.61%

   OUTSTANDING SHARES (End of period) .....        11,313          11,305          11,245         11,313            11,245

   AVG. SHARES AND SHARE EQUIVALENTS ......        11,431          11,424          11,328         11,421            11,311



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



                                           TRANS FINANCIAL, INC.                                              Contact :
                                            QUARTERLY STATISTICS                                              EDWARD R. MATTHEWS
                                               June 30, 1996                                                  CFO
                                              ($ in thousands)                                                502-793-7717


                                                         QTD         QTD          QTD          QTD           QTD           QTD
                                                       6/30/96     3/31/96      12/31/95     9/30/95       6/30/95       3/31/95
AVERAGE BALANCE SHEET:
   SECURITIES .................................... $   294,674   $  293,206   $  300,111   $  298,359   $  307,123   $    313,309

   LOANS,net of unearned .........................   1,328,652    1,276,598    1,243,935    1,204,297    1,172,831      1,140,559
   EARNING ASSETS ................................   1,674,948    1,609,518    1,580,539    1,538,574    1,513,702      1,478,176
   ASSETS ........................................   1,841,008    1,774,106    1,739,439    1,679,296    1,650,991      1,620,626
   DEPOSITS ......................................   1,463,305    1,423,507    1,424,809    1,413,043    1,404,614      1,359,438
   SHAREHOLDERS' EQUITY ..........................     132,063      130,807      129,919      123,682      120,756        113,631

END OF PERIOD BALANCE SHEET:
   SECURITIES, available for sale ................ $   287,481   $  292,762   $  298,222   $  209,357    $ 227,435   $    224,522

   SECURITIES, held to maturity                             --           --           --       78,478       83,359         85,725

   LOANS, net of unearned ........................   1,363,137    1,310,999    1,259,071    1,237,038    1,193,338      1,153,935

   MORTGAGE LOANS HELD FOR SALE                         42,001       43,564       45,751       30,631       21,824          7,680

   EARNING ASSETS ................................   1,692,717    1,647,423    1,603,241    1,556,276    1,537,928      1,501,234

   ALLOWANCE FOR LOAN LOSSES                            16,344       16,051       15,779       13,659       13,429         12,880

   ASSETS ........................................   1,866,696    1,816,065    1,795,649    1,715,150    1,679,461      1,654,502

   DEPOSITS ......................................   1,507,333    1,432,175    1,444,483    1,412,209    1,419,879      1,415,745

   SHAREHOLDERS' EQUITY                                123,683      131,494      129,767      126,729      122,044        117,177

   GOODWILL                                              9,804       10,104       10,409       10,239       10,164         10,479


CREDIT QUALITY:
   NONACCRUAL AND
   RESTRUCTURED LOANS .............                $     5,576  $    12,404  $    12,722  $     9,514   $   10,054  $       5,419

   90 DAYS PAST DUE                                      5,517        3,548        4,617        3,625        2,609          2,103

                                                       ---------    ---------    ---------    ---------    ---------    ---------

      TOTAL NONPERFORMING LOANS                         11,093       15,952       17,339       13,139       12,663          7,522

   OREO                                                  3,342        3,328        4,329        4,115        4,367          4,951
   OTHER FORECLOSED PROPERTY
                                                           303          847          677          569          307            305
                                                  ============    =========  ===========     ========  ===========       ========
   TOTAL NONPERFORMING ASSETS .................    $    14,738  $    20,127  $    22,345  $    17,823  $    17,337  $      12,778

                                                  ============    =========  ===========     ========  ===========       ========


   NET CHARGE-OFFS .............................   $     8,128  $       949   $    1,060          550          231            169
   NET CHARGE OFF RATIO ..........................        2.46%        0.30%        0.34%        0.18%        0.08%          0.06%
   NPL'S / LOANS .................................        0.81%        1.22%        1.38%        1.06%        1.06%          0.65%
   NPA'S / ASSETS ................................        0.79%        1.11%        1.24%        1.04%        1.03%          0.77%
   ALLOWANCE FOR LOAN LOSSES / LOANS .............        1.20%        1.22%        1.25%        1.10%        1.13%          1.12%
   ALLOWANCE FOR LOAN LOSSES / NONPERFORMING LOANS      147.34%      100.62%       91.00%      103.96%      106.05%        171.23%
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
                                      TRANS FINANCIAL, INC.                                              Contact :
                                         QUARTERLY STATISTICS                                              EDWARD R. MATTHEWS
                                            June 30, 1996                                                  CFO
                                           ($ in thousands)                                                (502)793-7717

                                                   QTD         QTD         QTD          QTD           QTD          QTD
                                                 6/30/96     3/31/96    12/31/95     9/30/95       6/30/95       3/31/95


INCOME STATEMENT:
   INTEREST INCOME ........................... $  36,215   $  34,829  $ 35,097     $ 34,222       $ 33,236      $31,673

   INTEREST EXPENSE
                                                  17,940      17,285    17,244       16,686         16,039       14,630
                                               ---------     -------  ---------     -------       ---------     -------
   NET INT. INCOME
                                                  18,275      17,544    17,853       17,536         17,197       17,043

   LOAN LOSS PROVISION .......................     8,421       1,221     3,180          780            780          520

    SERVICE CHARGES ON
    DEPOSIT ACCOUNTS                               2,419       2,236     2,200        2,127          2,254        1,891

    MORTGAGE BANKING INCOME                        2,331       2,653     2,318        1,658          1,171          862

    GAIN ON SALE OF MORTGAGE
    SERVICING RIGHTS                                  --          --        --           --          1,687           --
    GAIN ON SALE OF SECURITIES,
    NET                                              (21)         15       221          (21)            --           --
    TRUST AND INVESTMENT SERVICES
    INCOME                                         1,108       1,122       826          767            744          784
    OTHER                                          1,467       1,209     1,497        1,233          1,069        1,123
                                                ---------     -------  ---------     -------      ---------     -------
       TOTAL NON-INTEREST INCOME                   7,304       7,235     7,062        5,764          6,925        4,660


    COMPENSATION AND BENEFITS                     10,910       9,233      8,004       7,891          7,470        7,223

    NET OCCUPANCY EXPENSE                          1,734       1,204      1,282       1,266          1,200        1,088

    FURNITURE AND EQUIPMENT EXPENSE                2,172       1,667      1,591       1,529          1,523        1,483

    DEPOSIT INSURANCE                                267         244        341         215            777          762
    PROFESSIONAL FEES &
    ACQUISITION COSTS                              1,220         696      1,020         685            789          930

    OTHER                                          8,462       5,075      5,262       4,215          5,426        4,077
                                                 ---------     -------  --------     -------     ---------       -------
     TOTAL NON-INTEREST EXPENSE                   24,765      18,119     17,500      15,801         17,185       15,563
                                                 ---------   -------   --------     -------       ---------     -------
   PRETAX INCOME                                  (7,607)      5,439      4,235       6,719          6,157        5,620


   INCOME TAXES                                   (2,424)      1,703      1,378       2,175          2,038        1,825
                                                 ---------     -------  --------     -------      ---------     -------
   NET INCOME ................................    (5,183)      3,736      2,857       4,544          4,119        3,795
                                                =========   =========   ========   =========       ========   =========

   PRIMARY EPS                                     (0.45)       0.33       0.25        0.40           0.36         0.34

   DIVIDENDS PER SHARE
                                                    0.16        0.16       0.15        0.15           0.15         0.15
   BOOK VALUE PER SHARE
                                                   10.93       11.63      11.49       11.23          10.85        10.45
   BOOK VALUE EXCLUDING FAS
   No. 115 ADJUSTMENT                              11.12       11.71      11.53       11.40          11.12        10.89

PERFORMANCE RATIOS:
   RETURN ON AVG. ASSETS .....................     -1.13%       0.85%      0.65%       1.07%          1.00%        0.95%
   RETURN ON AVG. EQUITY .....................    -15.78%      11.49%      8.72%      14.58%         13.68%       13.54%
   YIELD ON EARNING ASSETS ...................      8.70%       8.70%      8.81%       8.82%          8.81%        8.69%
   COST OF INTEREST-BEARING DEPOSITS .........      4.69%       4.68%      4.73%       4.73%          4.64%        4.28%
   COST OF INTEREST-BEARING LIABILITIES ......      4.87%       4.84%      4.90%       4.83%          4.76%        4.45%
   NET INTEREST MARGIN (Non-Tax Equivalent) ..      4.39%       4.38%      4.48%       4.52%          4.56%        4.68%
   EFFICIENCY RATIO ..........................     96.82%      73.12%     70.24%      67.82%         71.24%       71.71%
   FEES AS A % OF REVENUES ...................     28.55%      29.20%     28.34%      24.74%         28.71%       21.47%


   OUTSTANDING SHARES (End of period)             11,313      11,305     11,293      11,285         11,245       11,213

   AVG. SHARES AND SHARE EQUIVALENTS              11,431      11,424     11,433      11,385         11,328       11,298




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